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                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

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     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              SYNCRONYS SOFTCORP
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                (Name of Registrant as Specified In Its Charter)

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                                SYNCRONYS SOFTCORP
                               3958 Ince Boulevard
                          Culver City, California 90232
                                 (310) 842-9203

                               -------------------

                                    AMENDMENT
                                       TO
                                 PROXY STATEMENT

                               -------------------

This Amendment to Proxy Statement hereby amends the Proxy Statement dated October 28, 1997 (the "Proxy"), and the Notice of Annual Meeting dated October 28, 1997 (the "Notice"), of Syncronys Softcorp (the "Company") as follows:

A. Matter Number 2 in the Notice, "The ratification of the appointment of KPMG Peat Marwick LLP as the Company's Independent Auditors" is withdrawn and repealed in its entirety.

B. The information under the heading "MATTERS NOT REQUIRED TO BE SUBMITTED -- APPOINTMENT OF INDEPENDENT AUDITORS," is revised to read as follows:

On November 26, 1996, the Company's shareholders ratified the re-appointment of the Company's auditor, KPMG Peat Marwick LLP ("KPMG Peat Marwick") to serve as auditor for the 1997 fiscal year. On November 19, 1997, KPMG Peat Marwick notified the Company that it was declining to stand for re-election.

In connection with the audits of the two fiscal years ended June 30, 1997 and the subsequent interim period through November 19, 1997, there were no disagreements between KPMG Peat Marwick and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satification, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. KPMG Peat Marwick's auditors' report on the consolidated financial statements of the Registrant and its subsidiaries as of June 30, 1997 and for each of the years in the two year period ened June 30, 1997 contained a separate paragraph stating that "the Company has suffered recurring losses from operations which raises substantial doubt about its ability to continue as a going concern." Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Also, KPMG Peat Marwick had, in its opinion, identified as a material weakness, as determined under standards established by the American Institute of Certified Public Accountants, that the Registrant's information systems did not reliably and consistently provide sales and marketing data to the accounting department that is necessary in establishing appropriate accounting estimates.

Consequently, representatives of KPMG Peat Marwick will not be present at the meeting and will neither make a statement nor respond to appropriate questions from shareholders. The Company is currently conducting a search to find a new independent auditor to replace KPMG Peat Marwick. Upon finding such a replacement, the Company will promptly publicize the name of the new auditor.



                                        /s/ DANIEL G. TAYLOR
                                        ---------------------------------
                                        DANIEL G. TAYLOR
                                        Chairman of the Board


Culver City, California
December 2, 1997